Exhibit 99.3

Ryerson and Olympic Steel Announce Merger Agreement

(Chicago and Cleveland – October 28, 2025) – Ryerson Holding Corporation (NYSE: RYI), a leading value-added processor and distributor of industrial metals, and Olympic Steel, Inc. (NASDAQ: ZEUS), a leading U.S. metals service center, announced today that they have entered into a definitive agreement to merge. The merger will enhance the combined company’s presence as the second-largest North American metals service center and represents a highly compatible strategic match as it will bring Olympic Steel’s complementary footprint, capabilities, and product offerings into Ryerson’s intelligently interconnected network of value-added service centers. The transaction is expected to generate approximately $120 million in annual synergies by the end of year two via procurement scale, efficiency gains, commercial enhancement, and network optimization.

Under the terms of the merger agreement, Olympic Steel shareholders will receive 1.7105 Ryerson shares of common stock for every Olympic Steel share of common stock owned and will own approximately 37% of the combined company. The merger is expected to be immediately accretive to shareholders of the combined entity and is expected to result in a reduced pro-forma leverage ratio of less than three times, assuming partial credit for synergies. The deal is expected to close in the first quarter of 2026, subject to the satisfaction or waiver of customary closing conditions and the receipt of regulatory and shareholder approvals.

As part of the transaction, Michael D. Siegal, Executive Chairman of Olympic Steel’s Board of Directors, will be appointed chairman of the Board of Directors (“Board”) of the combined company, and Olympic Steel will also appoint three other mutually satisfactory directors to the combined 11-member Board. Eddie Lehner, President and Chief Executive Officer (“CEO”) of Ryerson, will serve as CEO of the combined company, with Richard T. Marabito, CEO of Olympic Steel, serving as President and Chief Operating Officer.

Eddie Lehner said, “This merger represents an immensely attractive and unique opportunity for Ryerson and Olympic Steel as it combines our two organizations, which couldn’t be more complementary and synergistic around the products, services, footprint, and customer experience that will enhance our market presence while adding significant value to our stakeholders. The combination of our organizations will further scale the digital investments that Ryerson has made to bring Olympic Steel’s capabilities and formidable expertise into a larger network and provide our customers with greater network density, faster lead times, and a wider array of custom solutions from pick-pack-and-ship to finished parts. We believe this merger presents our shareholders with increased earnings potential in the form of accretive margins, strong cash flows, and compelling synergies. I have known Michael Siegal, Rick Marabito, Andrew Greiff, and Rich Manson for many years and have the deepest respect and admiration for the exceptional organization they have created and cultivated. I could not be more optimistic and energized about the merging of our two companies with a combined 255 years of industrial metals service center experience. I look forward to working with Rick and the entire Olympic Steel organization with shared mission, passion, and purpose to unite our teams in reaching our vast potential together.”

“We are very excited about the combination of Ryerson and Olympic Steel and the trajectory of the business going forward,” added Steve Larson, Chairman of Ryerson’s Board. “We look forward to welcoming Michael and the additional Olympic directors to the already strong Ryerson board. They bring a wealth of experience and perspective that will be invaluable as we work together to ensure the full potential of the combined business is realized.”

Rick Marabito said, “We are thrilled to merge with Ryerson and for all of the opportunities that becoming a $6.5 billion company will provide to our key stakeholders. Together, we will offer new career growth to our employees, enhanced services to our customers, and greater value for our investors. This is an exciting moment for both of our companies, and we look forward to partnering with the Ryerson team once we close.”

Michael Siegal added, “This is a significant milestone for the business my father and uncle started more than 70 years ago. We went from private to public in 1994, and now we enthusiastically take this next step to accelerate Olympic Steel’s continued growth. Ryerson is a well-respected company with more than 180 years of history and a values-based culture much like our own. We fully endorse this next chapter for Olympic Steel and our stakeholders.”

Ryerson and Olympic Steel will discuss the announced merger agreement on Wednesday, October 29th at 10 a.m. Eastern Time in a joint conversation. This conversation will take place on Ryerson’s third quarter 2025 earnings call following the

Company’s prepared financial comments. The online broadcast will be available on Ryerson’s Investor Relations website, ir.ryerson.com.

Ryerson Holding Corporation’s Third Quarter

2025 Earnings Call Details:

DATE: Wednesday, October 29, 2025

TIME: 10:00 a.m. ET / 9:00 a.m. CT

DIAL-IN: 800-330-6710 (U.S. & Canada) / 646-769-9200 (International)

CONFERENCE ID: 1257397

Advisors

J.P. Morgan is acting as Ryerson’s exclusive financial advisor, and Willkie Farr & Gallagher LLP is acting as Ryerson’s legal counsel on the transaction.

KeyBanc Capital Markets is acting as Olympic Steel’s financial adviser and provided a fairness opinion, Houlihan Lokey provided a fairness opinion, and Jones Day is acting as Olympic Steel’s legal counsel on the transaction.

About Ryerson

Ryerson is a leading value-added processor and distributor of industrial metals, with operations in the United States, Canada, Mexico, and China. Founded in 1842, Ryerson has around 4,300 employees in approximately 110 locations. Visit Ryerson at www.ryerson.com.

About Olympic Steel

Founded in 1954, Olympic Steel (Nasdaq: ZEUS) is a leading U.S. metals service center focused on the direct sale and value-added processing of carbon and coated sheet, plate and coil steel products; stainless steel sheet, plate, bar and coil; aluminum sheet, plate and coil; pipe, tube, bar, valves and fittings; tin plate and metal-intensive end-use products, including stainless steel bollards; commercial, residential and industrial venting and air filtration systems; Wright® brand self-dumping hoppers; and metal canopy components. Headquartered in Cleveland, Ohio, Olympic Steel operates from 54 facilities. For additional information, please visit https://www.olysteel.com.

FORWARD-LOOKING STATEMENTS

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Ryerson’s and Olympic’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Ryerson and Olympic, including future financial and operating results, Ryerson’s and Olympic’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Ryerson and Olympic Steel shareholder approvals; the risk that Ryerson and Olympic may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to the consummation of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction, including as related to any government shutdown; the risk that the businesses will not be integrated successfully or will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected or that the proposed transaction may be less accretive than expected; the risk that the merger will not provide shareholders with increased earnings potential; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Ryerson’s or Olympic Steel’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; highly cyclical fluctuations resulting from, among others, seasonality, market uncertainty, and costs of goods sold; each company’s ability to remain competitive and maintain market share in the highly competitive and fragmented metals distribution industry; managing the costs of purchased metals relative to the price at which each company sells its products during periods of rapid price escalation or deflation; customer, supplier and competitor consolidation, bankruptcy or insolvency; the impairment of goodwill that could result from, among other things, volatility in the markets in which each company operates; the impact of geopolitical events; future funding for postretirement employee benefits may require substantial payments from current cash flow; the regulatory and other operational risks associated with our operations located outside of the United States; currency rate fluctuations; the adequacy of each company’s efforts to mitigate cyber security risks and threats; reduced production schedules, layoffs or work stoppages by each company’s own, its suppliers’, or customers’ personnel; any underfunding of certain employee retirement benefit plans and the actual costs exceeding current estimates; prolonged disruption of each company’s processing centers; failure to manage potential conflicts of interest between or among customers or suppliers of each company; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; the incurrence of substantial costs of liabilities to comply with, or as a result of, violations of environmental laws; the risk of product liability claims; either company’s indebtedness or covenants in the instruments governing such indebtedness; the influence of a single investor group over either company’s policies and procedures; and other risks inherent in Ryerson’s and Olympic Steel’s businesses and other factors described in Ryerson’s and Olympic Steel’s respective filings with the Securities and Exchange Commission (the “SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Ryerson and Olympic, or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements are based on the estimates and opinions of management as of the date of this communication; subsequent events and developments may cause their assessments to change. Neither Ryerson nor Olympic Steel undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law and they specifically disclaim any obligation to do so. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Ryerson and Olympic Steel intend to file a joint proxy statement with the SEC and Ryerson intends to file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of Ryerson and Olympic Steel and that will also constitute a prospectus of Ryerson. Each of Ryerson and Olympic Steel may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Olympic Steel or Ryerson may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Ryerson and Olympic Steel. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OLYMPIC, RYERSON, AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Olympic Steel, Ryerson and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Ryerson may be obtained free of charge by directing a request by mail to Ryerson’s Corporate Secretary at Ryerson Holding Corporation, Attention: Secretary, 227 W. Monroe St., 27th Floor, Chicago, Illinois, 60606. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Olympic Steel may be obtained free of charge by directing a request by mail to Olympic Steel’s Chief Financial Officer at Olympic Steel, Inc., 22901 Millcreek Boulevard, Suite 650, Highland Hills, OH, Attention: Chief Financial Officer.

PARTICIPANTS IN THE SOLICITATION

Olympic Steel, Ryerson and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Olympic’s directors and executive officers is available in Olympic Steel’s proxy statement dated March 28, 2025 for its 2025 Annual Meeting of Shareholders. Information about Ryerson’s directors and executive officers is available in Ryerson’s proxy statement dated March 5, 2025, for its 2025 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement on Form S-4, including the joint proxy statement/prospectus, and all other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the registration statement on Form S-4, including the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Media and Investor Contact:

investorinfo@ryerson.com